                                                                   Exhibit 10.21

                           BRIDGE LOAN PROMISSORY NOTE

$3,000,000                                                      January 24, 2003

     FOR VALUE RECEIVED, AIRNET COMMUNICATIONS CORPORATION, a Delaware corporation (hereinafter called the "Borrower"), hereby promises to pay, on May 24, 2003, or on such other date as the parties may mutually determine (the "Maturity Date"), to the order of TECORE, INC. (hereinafter called the "Lender"), at the Lender's principal address at 7165 Columbia Gateway Drive, Columbia, Maryland 21046, the principal sum of Three Million Thousand Dollars ($3,000,000) or so much thereof as shall have been borrowed by Borrower during the 120-day period following the date of this Note as set forth on Schedule A attached hereto and made a part hereof, in lawful money of the United States of America and in immediately available funds, together with interest thereon from the date hereof, at a rate equal to Two Percent (2%) plus the "Prime Rate" (defined below) in effect from time to time. The "Prime Rate" shall be the "Prime Rate" quoted in the "Money Rates" section of The Wall Street Journal from time to time. Interest on the unpaid principal amount of this Note shall be due on the Maturity Date.

     This Note is subject to the terms of a Bridge Loan Agreement (the "Bridge Loan Agreement") of even date herewith by and among the Borrower, SCP Private Equity Partners II, L.P. ("SCP") and TECORE, Inc. ("Tecore"). This Note is secured by collateral pledged by the Borrower to SCP and Tecore pursuant to a Security Agreement of even date herewith by and among, the Borrower, SCP and Tecore (the "Security Agreement"). All capitalized and undefined terms herein shall have the meaning given them in the Bridge Loan Agreement or the Security Agreement.

     Upon the occurrence of an Event of Default under the Bridge Loan Agreement or the Security Agreement, the entire principal amount outstanding hereunder and all accrued interest hereon, together with all other sums due hereunder, shall, as provided in the Bridge Loan Agreement, become immediately due and payable.

     This Note is secured by and is entitled to the benefits of the Security Agreement. In addition to the rights and remedies given it by this Note and the Security Agreement, the Lender shall have all those rights and remedies allowed by applicable laws, including without limitation, the Uniform Commercial Code. The rights and remedies of the Lender are cumulative and recourse to one or more right or remedy shall not constitute a waiver of the others. The Borrower shall be liable for all commercially reasonable costs, expenses and attorneys' fees incurred by the Lender in connection with the collection of the indebtedness evidenced by the Note.

     To the extent permitted by applicable law, the Borrower waives all rights and benefits of any statute of limitations, moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement and exemption now provided or which may hereafter by provided by law, both as to itself and as to all of its properties, real and personal, against the enforcement and collection of the indebtedness evidenced hereby.

     All notices, requests, demands, and other communications with respect hereto shall be in writing and shall be delivered by hand, sent prepaid by a nationally-recognized overnight courier service or sent by the United States mail, certified, postage prepaid, return receipt requested, at the addresses designated in the Bridge Loan Agreement or such other address as the parties may designate to each other in writing.

     This Note or any provision hereof may be waived, changed, modified or discharged only by agreement in writing signed by the Borrower and the Lender. The Borrower may not assign or transfer its obligation hereunder without the prior written consent of the Lender.

     The term "the Borrower" shall include each person and entity now or hereafter liable hereunder, whether as maker, successor, assignee or endorsee, each of whom shall be jointly, severally and primarily liable for all of the obligations set forth herein.

     If any provision of this Note shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if this Note had never contained the invalid or unenforceable provision.

     This Note shall be governed by and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law provision or rule. Any controversy or dispute arising out of or relating to this Note shall be settled solely and exclusively in accordance with the provisions of the Bridge Loan Agreement and the Security Agreement, dated as of even date herewith, which provisions are incorporated by reference herein as though fully set forth.

     IN WITNESS WHEREOF, the undersigned Borrower has caused the due execution of this Bridge Loan Promissory Note as of the day and year first herein above written.

ATTEST:                             AIRNET COMMUNICATIONS CORPORATION



/s/ Stuart P. Dawley                By: /s/ Glenn A. Ehley   (SEAL)
--------------------                    ---------------------
                                        Glenn A. Ehley
                                        President and Chief Executive Officer

                                   SCHEDULE A

     This schedule sets forth the principal amount borrowed by Borrower from the Lender, up to the maximum amount set forth on the face of this Note.

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                 Date                  Principal Amount             Signature of Authorized
                                                                      Officer of Borrower
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
January 24, 2003                $800,000
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